UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

 ____________________

MOUNT TAM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Redwood Boulevard, Novato, California	94925
(Address of principal executive offices)	(Zip Code)

(310) 800-7175

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

During the period beginning in November 2015 and ending in February 2017, 0851229 BC Ltd. (the “Lender”) made loans (the “Previous Loans”) to Mount Tam Biotechnologies, Inc. (the “Company”). The aggregate principal amount of the Previous Loans is $216,004.25. On March 23, 2016, the Company issued the Lender a Secured Convertible Promissory Note (the “Secured Note”) which (i) consolidates all of the Previous Loans into the Secured Note, (ii) amends, restates and modifies the terms of the Previous Loans to the terms set forth in the Secured Note and (iii) provides that the Company may (with the consent of the Lender) receive additional loans from the Lender on the terms and conditions set forth in the Secured Note, provided, that pursuant to a side letter entered into between the Company and the Lender on March 30, 2016 (the “Letter Agreement”), the aggregate principal amount of indebtedness which may be outstanding at any one time under the Secured Note shall not exceed $1,000,000. All amounts, liabilities and obligations owed by the Company to the Lender (including, but not limited to, all amounts owed under the Secured Note) are secured by a first priority security interest in all assets of the Company on the terms and conditions set forth in a Security Agreement effective as of November 9, 2015 by and between the Company and the Lender (the “Security Agreement” and, together with the Secured Note and the Letter Agreement, the “Note Documents”). Under the Security Agreement, the Company agreed not to subject its assets to any liens or encumbrances during the effectiveness of the Security Agreement, other than certain permitted liens.

Interest accrues on the outstanding principal amount of all loans issued under the Secured Note at the rate of 3% per annum. Unless earlier converted into equity securities (as described below), the then outstanding principal amount and accrued and unpaid interest on the Secured Note is due and payable on the maturity date, which is March 18, 2017. The Secured Note may not be prepaid, in whole or in part, without the prior written consent of the Lender.

If the Company issues capital stock or any security convertible into or exercisable for its capital stock in a transaction, the primary purpose of which is to raise capital (a “Financing”), the Lender may convert all or any portion of the outstanding principal amount and accrued and unpaid interest into the same securities issued by the Company in the Financing (the “Financing Securities”) at a conversion price equal to eighty percent (80%) of the price per Financing Securities paid by the other investors in the Financing. If the Company consummates a Qualified Financing (as hereinafter defined) then the outstanding principal amount and all accrued and unpaid interest shall automatically convert into the same securities issued to investors in the Qualified Financing (the “Qualified Financing Securities”) at a conversion price equal to eighty percent (80%) of the price per Qualified Financing Securities paid by the other investors in the Qualified Financing. A “Qualified Financing” means a Financing which results in gross proceeds to the Company, in one or a series of related transactions, of at least $2,000,000 (including the aggregate amount of indebtedness converted into equity securities in such Financing), in which either (i) the investor leading negotiations with the Company is a bona fide institutional investor or (ii) the investor leading negotiations with the Company is not a bona fide institutional investor but the Financing includes commercially reasonable customary terms and conditions for an equity financing of an early-stage biopharmaceutical company.

All amounts due under the Secured Note shall accelerate upon the occurrence of any of the following events of default: (i) the Company fails to pay any amounts payable under the Secured Note when due; (ii) the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, or seeks the appointment of a custodian, receiver, trustee (or other similar official) of the Company or all or any substantial portion of the Company’s assets, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, or fails to generally pay its debts as they become due; (iii) an involuntary petition is filed, or any proceeding or case is commenced, against the Company (unless such proceeding or case is dismissed or discharged within sixty (60) days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied or appointed for the Company or to take possession, custody or control of any property of the Company, or an order for relief is entered against the Company in any of the foregoing; (iv) the Company breaches or defaults under any agreement, instrument or document involving any obligation for borrowed money of more than $100,000 in the aggregate; (v) the Company materially breaches any other agreement with the Lender; (vi) the Company borrows any funds from a third party without repaying the Secured Note in full (excluding account and trade payables incurred in the ordinary course of business); or (vii) the Company is party to a merger, or there is a sale of a controlling interest in the outstanding stock of the Company, or a sale of all or substantially all of the Company’s assets, or enters into an agreement for any of the foregoing.

The Lender is a stockholder of the Company and is also affiliated with other existing stockholders of the Company. The Lender and these affiliated entities are also affiliated with US Equity Holdings, and US Equity Holdings is affiliated with the Lender. In addition, Chester Aldridge, a director and stockholder of the Company, is the Chief Executive Officer of US Equity Holdings. Based on the current conditions in the economy generally, the lack of more promising financing alternatives, and the short-term and long-term capital needs of the Company and the Company’s financial condition and capital requirements, the Company believes that the terms and conditions of the Note Documents are as favorable as the Company would have obtained from an unaffiliated third party lender.

The foregoing descriptions of the Note Documents do not purport to be complete and are qualified in their entirety by the terms and conditions of the Note Documents. A copy of the Secured Note, the Security Agreement, and the Letter Agreement is attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and each is incorporated herein by reference.

The information set forth in Item 5.02 below regarding the Marshak Employment Agreement (as hereinafter defined) is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the Note Documents and the transactions contemplated thereby is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the Note Documents and the transactions contemplated thereby is incorporated by reference into this Item 3.02.

The securities under the Secured Note and the securities of the Company into which they are convertible (either directly or indirectly) were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws. The Lender is an accredited investor. No person received any underwriting discount or commission in connection with the issuance of the securities described in Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2016, the Company and Dr. Richard Marshak entered into an Amended and Restated Employment Agreement (the “Marshak Employment Agreement”), which amends and restates the terms of the Employment Agreement dated as of March 22, 2016 by and between the Company and Dr. Marshak, and pursuant to which Dr. Marshak (i) continued his position as the Chief Executive Officer of the Company and (ii) is entitled to be appointed to the Company’s Board of Directors promptly thereafter. The initial term of Dr. Marshak’s employment expires on March 22, 2019 and thereafter, the Marshak Employment Agreement may be renewed for additional one year terms upon the mutual agreement of the parties, subject in each case to the termination provisions described therein.

The Company will pay Dr. Marshak an aggregate base annual salary of $300,000, payable on a bi-weekly or semi-monthly basis. In addition, Dr. Marshak shall (i) be entitled to three (3) weeks of paid time off, (ii) have the right to participate in the Company’s general employee benefit plan(s), (iii) have the right to participate in an executive bonus plan and receive other bonus payments as determined by the Company’s Board of Directors and (iv) be entitled to be reimbursed for reasonable business expenses. Subject to the approval of the Board of Directors and the approval of an amendment to increase the number of shares of the Company’s Common Stock (the “Common Stock”) reserved for issuance under the Company’s Equity Incentive Plan (the “Plan”), Dr. Marshak is expected to receive an option to purchase 4,200,000 shares of Common Stock which shall vest and be governed by the terms of the Plan and an award agreement to be entered into by and between the Company and Dr. Marshak. Upon the occurrence of a change of control transaction or the termination of Dr. Marshak’s employment by the Company without cause or by Dr. Marshak for good reason, all unvested options or shares of restricted Common Stock shall immediately vest and either be exercisable or no longer subject to any restrictions, as applicable. In addition to other standard and customary payments receivable in connection with the termination of Dr. Marshak’s employment, he shall be entitled to receive a severance payment equal to his base salary per month for the lesser of the number of months remaining in the current term of his employment or 18 months.

The Marshak Employment Agreement also prohibits Dr. Marshak from competing with the Company during the term of the Marshak Employment Agreement (with certain limited exceptions) and from soliciting or making known employees of the Company for a period of two (2) years following termination of the Marshak Employment Agreement.

Dr. Marshak is 57 years old. In December 2015, the Company engaged Dr. Marshak as a consultant, the terms of which are set forth in a consulting agreement with the Company. Dr. Marshak’s consulting agreement with the Company has expired by its terms and is no longer in effect. From 2013 to 2015, Dr. Marshak served as the Founding Principal and President of LF Consulting, a business consulting firm that provides consulting services to a range of development-stage life science companies, with a focus on guiding prioritization of development pathways and optimizing commercialization planning as well as overall strategic planning. From 1999 to 2013, Dr. Marshak occupied roles of increasing responsibility at Abbott Laboratories’ Pharmaceutical Products Group and at AbbVie, spanning product marketing across a broad range of therapeutic areas, business development, General Manager - Pain Care, General Manager – Alliance Management and Senior Director – Strategic Pricing. From early to middle 2011, Dr. Marshak occupied the position of General Manager – Alliance Management at Abbott Laboratories, and from mid-2011 to 2013, Dr. Marshak occupied the position of Senior Director – Strategic Pricing at Abbott Laboratories/AbbVie. On January 1, 2013, Abbott Laboratories separated its research-based pharmaceuticals business, which became AbbVie, a new independent biopharmaceutical company. Abbott Laboratories specializes in diversified products including medical devices, diagnostic equipment and nutrition products and AbbVie is a research-based pharmaceutical manufacturer. The Company is not affiliated with LF Consulting, AbbVie or Abbott Laboratories.

In accordance with the Marshak Employment Agreement, on March 29, 2016, Dr. Marshak was formally appointed to the Company’s Board of Directors and the Company’s Board of Directors believes that Dr. Marshak is qualified to serve on the Board because of (i) his 18 years of experience in the pharmaceutical industry, which experience includes many different aspects in the pharmaceutical industry and, specifically, development-stage life science companies, (ii) his previous leadership roles of companies in or servicing the pharmaceutical industry described above and (iii) his experience in strategic planning, strategic alliances, pharmaceutical sales, clinical development, product launch, market access and commercialization planning. Dr. Marshak's qualifications include an MBA from the University of Chicago’s Booth School of Business, and a VMD and BA from the University of Pennsylvania. During the past five years, Dr. Marshak has not held any other director positions. Other than the Marshak Employment Agreement, neither Dr. Marshak nor any member of his immediate family (i) was or is party to or (ii) had a direct or indirect material interest in any transaction or currently proposed transaction with the Company since the beginning of its last fiscal year in which the amount involved exceed $120,000.

There is no family relationship between Dr. Marshak and any other executive officer or director of the Company, or person nominated or chosen by the Company to become an executive officer or director.

The foregoing description of the Marshak Employment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Marshak Employment Agreement. A copy of the Marshak Employment Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Secured Convertible Promissory Note effective November 9, 2015

10.2	Security Agreement effective November 9, 2015

10.3	Letter Agreement dated March 30, 2016

10.4	Amended and Restated Employment Agreement dated March 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT TAM BIOTECHNOLOGIES, INC.

Date: March 30, 2016	By:	/s/ Richard Marshak
	Name:	Dr. Richard Marshak
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Secured Convertible Promissory Note effective November 9, 2015 issued by the Company to the Lender

10.2	Security Agreement effective November 9, 2015 by and between the Company and the Lender

10.3	Letter Agreement dated March 30, 2016 by and between the Company and the Lender

10.4	Amended and Restated Employment Agreement dated March 29, 2016 by and between the Company and Dr. Richard Marshak